                                                                   EXHIBIT 32(a)

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                         UNIVERSAL FOREST PRODUCTS, INC.

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

                  I, William G. Currie, Chief Executive Officer of Universal Forest Products, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The report on Form 10-K for the year ended December 27, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this report on Form 10-K for the period ended December 27, 2003 fairly presents, in all material respects, the financial condition and results of operations of Universal Forest Products, Inc.

                                           UNIVERSAL FOREST PRODUCTS, INC.

Date: March 11, 2004                       By:  /s/ William G. Currie
                                                -----------------------------
                                                William G. Currie
                                           Its: Chief Executive Officer